Independence Realty Trust, Inc. December 2014 Exhibit 99.1

Forward Looking Statements, Non-GAAP Financial Measures and Disclaimers

This document and the related presentation may contain forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about
Independence Realty Trust, Inc.’s (“IRT”) plans, objectives, expectations and intentions with respect to future operations, projected acquisitions of properties under contract or in IRT’s pipeline and other statements that are not historical facts.
Forward-looking statements are sometimes identified by the words “may”, “will”, “should”, “potential”, “predict”, “continue”,
“project”, “guide”, or other similar words or expressions.  These forward-looking statements are based upon the current beliefs and expectations of IRT's management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally not within IRT’s control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. IRT does not guarantee that the assumptions underlying such forward looking statements are free from errors. Actual results may differ materially from the anticipated results discussed in these forward-looking statements.
The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: the risk factors and other disclosure contained in filings by IRT with the Securities and Exchange Commission (“SEC”), including, without limitation, IRT’s most recent annual and quarterly reports filed with SEC. IRT’s SEC filings are available on IRT’s website at www.irtreit.com.
You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. All subsequent written and oral forward-looking statements attributable to IRT or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this document and the related presentation. Except to the extent required by applicable law or regulation, IRT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events.
This document and the related presentation may contain non-U.S. generally accepted accounting principles (“GAAP”) financial measures.  A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure is included in this document and/or IRT’s most recent annual and quarterly reports.
This presentation is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities of IRT.

–
Listed on the NYSE MKT in August 2013 – “IRT”
–
Targets markets with strong demographic and employment trends with minimal new supply
–
22 properties in 13 states representing 6,470 units at September 30, 2014
–
Focused on delivering strong risk-adjusted returns
–
Monthly common dividend of $0.06 or $0.72 annually representing a 7.6% yield with a $9.44 stock price at November 28, 2014
–
IRT is externally managed by a subsidiary of RAIT Financial Trust (NYSE: RAS) – a multi-strategy commercial real estate company with a vertically integrated platform and significant experience owning and lending against apartment properties
–
Seasoned external manager with significant resources for IRT’s benefit
Who are we?

•
IRT is an apartment REIT focused on building a portfolio of well-located apartment properties in supply constrained secondary and tertiary markets which generate attractive current returns with the potential for rent increases and improved operating efficiency.

Renter Households (Millions)
Homeownership Rate (%)
42
40
38
36
34
32
30
70%
69%
68%
67%
66%
65%
64%
63%
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
Q3 2014
Renter Households (Millions)
Homeownership Rate (%)

Independence Realty Trust

Attractive Apartment Industry Dynamics Support Strong Demand

Positive Trends
Data Source: U.S. Census Bureau, National Multifamily Housing Council (NMHC), Economy.com, RAIT Financial Trust
IRT expects conditions will remain favorable for apartment fundamentals for the foreseeable future in secondary markets.
•
Positive Demographic Factors. The Echo boom generation (born early 80’s – ’00’s), which is significantly larger than Gen X (born early
60’s – 80’s), is entering the rental market.  Harvard research suggests that renters could make up half of all new households by 2020.
This equates to up to 7 million new renter households this decade.
•
Supply Shortage. Supply has been constrained since the recession; U.S. needs 300,000 new apartments every year to meet demand.
Supply is still playing catch-up from the impacts of the recession.  In 2010, there were only 100,804 new apartments built.  In 2013,
133,388  new apartments were built.  Through the first three quarters of 2014, 114,262 new apartments were built. The majority of new developments since the downturn have been focused on primary markets.
•
Low homeownership. Changing demographic factors and lifestyles plus stringent mortgage lending standards and competition from own-
to-rent investors have resulted in the homeownership rate at levels last seen in the mid-1990s

Key Statistics - Strong Momentum in the Business

•
Since September 30, 2013, IRT has more than doubled its portfolio by number of units and properties

As of or For the Three-Month Periods Ended

September 30,
2014

June 30,
2014

March 31,
2014

December 31,
2013

September 30,
2013

Financial Statistics:

Total revenue $ 13,057  $ 11,649  $ 8,135  $ 5,768  $ 4,787
Earnings (loss) per share-diluted $ (0.00) $ (0.01) $ 0.19  $ 0.03  $ 0.03
Funds from Operations (“FFO”) per
share $ 0.14  $ 0.18  $ 0.33  $ 0.17  $ 0.17
Core funds from operations
(“CFFO”) per share $ 0.17  $ 0.19  $ 0.17  $ 0.20  $ 0.17
Dividends declared per common
share $ 0.18  $ 0.18  $ 0.18  $ 0.16  $ 0.16
Total Shares Outstanding 25,801,540  17,751,540  17,742,540  9,652,540  9,643,540
Apartment Property Portfolio:

Reported investments in real
estate at cost $ 444,050  $ 362,323  $ 320,437  $ 190,096  $ 166,665
Net operating income $ 6,905  $ 6,064  $ 4,147  $ 3,159  $ 2,373
Number of properties owned  22  19  17  10  9
Multifamily units owned 6,470  5,342  4,970  2,790  2,358
Portfolio weighted average
occupancy 92.6% 93.1% 93.9% 94.6% 94.4%
Weighted average monthly
effective rent per unit $ 791  $ 764  $ 730  $ 765  $ 784
(1) Weighted average monthly effective rent per occupied unit represents the average monthly rent collected for all occupied units after giving effect to tenant concessions. We do not report average effective rent per unit in the month of acquisition as it is not representative of a full month of operations. Same Store weighted average effective rent per unit was $814, $798, $795, $792, and $784 for the periods presented above, respectively. Same Store is defined as properties in the portfolio as of June 30, 2013 through September 30, 2014.
(1)

Apartment Property

OK
26%
TN
13%
AZ
11%
MS
9%
IN
8%
GA
7%
IL
6%
TX
5%
NC
4%
AR
3%
VA
3%
CO
3%
MO
2%

Independence Realty Trust

•
IRT seeks to acquire well-located, stable apartment properties in secondary and tertiary markets
Where we are?

(1) Figures are as of September 30, 2014.
Geographic Diversity (by units) (1) National Footprint (1)
–
IRT owned 22 apartment properties totaling 6,470 units in 13 states at September 30, 2014
–
IRT corporate office – Philadelphia, PA

IRT Portfolio - Sampling

Raindance Apts
Oklahoma City,
Oklahoma
Tresa at Arrowhead
Phoenix, Arizona
Augusta Apts
Oklahoma City,
Oklahoma
Belle Creek
Henderson, Colorado
Invitational Apts
Oklahoma City,
Oklahoma
Centrepoint
Tucson, Arizona
Heritage Park Apts
Oklahoma City,
Oklahoma
Cumberland Glen
Smyrna, Georgia
Windrush
Edmund,
Oklahoma
Crestmont
Marietta, Georgia
The Reserve at Eagle Ridge
Waukegan, Illinois
At September 30, 2014
Runaway Bay
Indianapolis, Indiana
Heritage Trace
Newport News, Virginia
Copper Mill
Austin, Texas
The Crossings
Jackson, Mississippi
Berkshire Square
Indianapolis, Indiana
King’s Landing
Creve Coeur, Missouri
Arbors at the
Reservoir
Ridgeland, Mississippi
Carrington Park
Little Rock, Arkansas

Stable, Geographically Diversified Portfolio

Property Name Location Acquisition Date
Purchase
Price Debt
Year Built or
Renovated(1) Units(2)
Physical
Occupancy(3)
Average Monthly
Effective Rent per
Occupied Unit(4)
      Belle Creek Henderson, Colorado 4/29/2011 14,100 $           10,575 $       2011 162
(5)
96.3% 1,024 $
      Copper Mill Austin, Texas 4/29/2011 14,715              7,223            2010 320           94.7% 812
      Crestmont Marietta, Georgia 4/29/2011 13,500              6,633            2010 228           96.5% 737
      Cumberland Smyrna, Georgia 4/29/2011 13,800              6,781            2010 222           95.5% 711
      Heritage Trace Newport News, Virginia 4/29/2011 11,000              5,405            2010 200           87.5% 695
      Tresa Phoenix, Arizona 4/29/2011 36,675              27,500          2006 360           96.1% 828
      Centrepoint Tucson, Arizona 12/16/2011 29,500              17,600          2006 320           91.6% 833
      Runaway Bay Indianapolis, Indiana 10/11/2012 15,750              10,081          2002 192           95.8% 916
      Berkshire Square Indianapolis, Indiana 9/19/2013 13,250              8,612            2012 354           91.2% 572
      The Crossings Jackson, Mississippi 11/22/2013 23,000              15,313          2012 432           83.8% 778
      Reserve at Eagle Ridge Waukegan, Illinois 1/31/2014 29,000              18,850          2008 370           91.6% 942
      Augusta Oklahoma City, Oklahoma 2/28/2014 65,000
(6)
45,189
(7)
2011 197           90.9% 683
      Heritage Park Oklahoma City, Oklahoma 2/28/2014 -
(6)
-
(7)
2011 453           92.5% 636
      Invitational Oklahoma City, Oklahoma 2/28/2014 -
(6)
-
(7)
2011 344           89.5% 686
      Raindance Oklahoma City, Oklahoma 2/28/2014 -
(6)
-
(7)
2011 504           92.1% 527
      Windrush Edmond, Oklahoma 2/28/2014 -
(6)
-
(7)
2011 160           95.0% 783
      King's Landing Creve Coeur, Missouri 3/31/2014 32,700              21,200          2005 152           89.7% 1,493
      Carrington Park Little Rock, Arkansas 5/07/2014 21,500              14,235          1999 202           90.1% 1,000
       Arbors at the Reservoir Ridgeland, Mississippi 6/4/2014 20,250              13,150          2000 170           95.3% 1,062
      Walnut Hill Cordova, Tennessee 8/28/2014 27,900              18,650          2001 360           95.8% 919
       Lenoxplace Raleigh, North Carolina 9/5/2014 24,250              15,991
(9)
2012 268           95.9% -
(8)
       Stonebridge Cordova, Tennessee 9/15/2014 29,800              -                 1994 500           94.8% -
(8)
Sub-total/Weighted Average 435,690 $         262,988 $     6,470        92.6% 791 $
Recent acquisitions
    Columbus Property Groveport, Ohio 11/24/2014 17,500              11,375          2008 240           99.2% 804
Properties under contract
       South East Portfolio Louisville, Kentucky TBD 162,500            105,300
(9)
Various 1,549        91.4% 770
       Little Rock Property Little Rock, Arkansas TBD 32,000              -
(9)
2005 260           95.8% 847
Sub-total/Weighted Average 194,500 $         105,300 $     1,809        92.0% 781 $
Total/Weighted Average 647,690 $         379,663 $     8,519        92.7% 789 $
At September 30, 2014  ($ in thousands, except per unit data)
(1) All dates are for the year in which a significant renovation program was completed, except for Runaway Bay, King's Landing, Carrington Park, Walnut Hill, Stonebridge and Arbors at the Reservoir, which is the year construction was completed.
(2) Units represents the total number of apartment units available for rent at September 30, 2014
(3) Physical occupancy for each of our properties is calculated as (i) total units rented as of September 30, 2014 divided by (ii) total units available as of September 30, 2014, expressed as a percentage.
(4) Average monthly effective rent per occupied unit represents the average monthly rent for all occupied units for the three-month period ended September 30, 2014.
(5) Does not include 6,256 square feet of retail space in six units, of which 1,010 square feet of space is occupied by RAIT Residential for use as the leasing office. The remaining 5,246 square feet of space is 86% occupied by four tenants with an average monthly base rent of $1,623, or $16 per square foot per year. These five tenants engaged in the following businesses: grocery, retail and various retail services.
(6) Acquired as part of the Oklahoma City Portfolio for an aggregate purchase price of $65,000.
(7) Assumed as part of the Oklahoma City Portfolio and currently has an aggregate carrying amount of $47,025.
(8) We do not report average effective rent per unit in the month of acquisition as it is not representative of a full month of operations.
(9) The Southeast Portfolio purchase price is expected to be funded with $57.2 million of cash and mortgage debt of $105.3 million. The Little Rock Property purchase price is expected to be funded with $17.0 million of cash and revolver draw of $15.0 million. No assurances can be given that these acquisitions will be completed. Financing for Lenoxplace secured on October 24, 2014.

Disciplined Approach to Acquisitions

•
Focus on acquiring  assets in
supply constrained submarkets
–
Secondary and tertiary markets
–
Sub-markets with no substantial
new apartment construction
–
Stable resident bases and
occupancy rates
–
Positive net migration trends
–
Markets with strong employment
drivers
•
Source acquisitions through
existing relationships and
established channels
–
Existing RAIT relationships
–
Existing property manager
relationships
–
Brokerage community
–
Off-market transactions
–
TIC Syndicates
•
Target Profile for Acquisitions
Markets Sourcing Assets
1 2 3
–
Mid-rise/garden style (150-500
units) with good amenities
–
Acquire at less than replacement
cost in the $10 - $35M price range;
with 5 to 15 year operating track
record
–
In-place cash flow with room to
grow rents
–
Operating efficiencies through
professional property management
–
Well-located property with good
access and favorable local work
force conditions

•
In addition to the properties under contract and recent acquisitions described below, IRT has an acquisition pipeline of approximately 754 units with an estimated aggregate purchase price of $80.3 million as of November
17, 2014 (1)
•
On November 24, 2014, IRT completed the acquisition of a 240 unit property in Groveport, Ohio, described below, for $17,500,000
•
IRT has entered into agreements to acquire the Southeast Portfolio and the Little Rock Property described below
Pipeline, Properties Under Contract & Recent Acquisitions

(1) No assurances can be given that these acquisitions will be completed.
(2) Each acquisition is subject to customary terms and closing conditions. No assurances can be given that these acquisitions will be completed.
(3) Consists of five properties.
Purchase Date TBD (In Contract)
MSA Louisville, KY
Year Built /
Renovated
Various
Number of Units 1,549
Acquisition Price $162.5 million
Average Monthly
Effective Rent/Unit $770
Occupancy 91.4%
Purchase Date TBD (In Contract)
MSA Little Rock, AR
Year Built /
Renovated
2005
Number of Units 260
Acquisition Price $32.0 million
Average Monthly
Effective Rent/Unit $847
Occupancy 95.8%
Purchase Date November  24, 2014
MSA Columbus, OH
Year Built /
Renovated
2008
Number of Units 240
Acquisition Price $17.5 million
Average Monthly
Effective Rent/Unit $804
Occupancy 99.2%
Southeast Portfolio
(2) (3)
Columbus Property Little Rock Property
(2)

Sponsor: RAIT Financial Trust (NYSE: RAS)

•
RAIT is a multi-strategy commercial real estate company organized as an internally-managed REIT with
$5.4 billion of assets under management as of September 30, 2014
•
Scalable “in-house” commercial real estate platform with more than 700 employees, including property management personnel
•
Seasoned executive team with extensive real estate equity and debt experience
•
Substantial expertise lending to, owning and managing multifamily assets
•
Extensive networks of contacts in the apartment industry
•
RAIT Residential, a property management company that is majority-owned by RAIT, manages over
13,500 apartments in 17 states
–
RAIT’s IPO – January 1998
–
Offices in Philadelphia, New York, Chicago, and Charlotte
–
Since its inception, RAIT has originated in excess of $1.8 billion of multifamily loans and has owned more than $1.1 billion of apartment properties
–
Allows RAIT to source attractive, off-market acquisition opportunities
–
Provides significant competitive advantage in targeting geographically diversified portfolios

•
RAIT is the largest stockholder in IRT with 7.3 million shares or approximately 23.0%  of IRT’s outstanding common stock as of November 25, 2014
•
RAIT controls entities that advise and manage IRT and its properties
•
Management agreement structured to incentivize performance
Strong Alignment of Interests Between Sponsor and Stockholders

–
Externally managed by Independence Realty Advisors, a wholly-owned subsidiary of RAIT
–
Properties managed by RAIT Residential, a full-service apartment property manager that is majority-owned by RAIT with approximately 350 employees
–
No acquisition, disposition, or financing fees and no management fees on shareholder equity
–
No management fee on 8 properties acquired prior to August 2013; approximately $156 million of real estate
–
Low management fee (75 bps of gross real estate assets) on properties acquired after August 2013
–
Incentive fee (20% over a Core FFO yield of 7% (annualized))

Scott F. Schaeffer
Management Team

Chairman and CEO – Independence Realty Trust, Inc. and Chairman and CEO – RAIT Financial
Trust
CEO and Manager – Independent Realty Advisors, LLC
Over 28 year career in real estate
James J. Sebra
CFO and Treasurer – Independence Realty Trust, Inc. and CFO and Treasurer – RAIT Financial
Trust
Treasurer – Independent Realty Advisors, LLC
17 years of real estate experience
Farrell M. Ender
President – Independence Realty Trust, Inc. and Senior Vice President – RAIT Financial Trust
President – Independent Realty Advisors, LLC
Over 10 years experience in the acquisition/disposition, property management, construction management of apartment properties
Raphael Licht
Manager – Independent Realty Advisors, LLC and General Counsel– RAIT Financial Trust
17 years of real estate experience

Dividend Yield
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
7.9%
7.6%
5.0%
4.5%
4.0%
3.6%
3.4%
3.4%
2.8%
APTS
IRT
TSRE
HME
MAA
AEC
CPT
UDR
AIV

Independence Realty Trust

Attractive Dividend

(1) Dividend yields based on share price as of 11/28/2014 and most recently declared quarterly dividend annualized, except for IRT, which is based on most recently declared monthly dividend annualized.
Dividend Yield (1) (%)

$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$8.7
$16.6
$19.9
$14.2
$32.8
2011
2012
2013
9 months 2013
9 months 2014

$20.0
$16.0
$12.0
$8.0
$4.0
$0.0
$4.2
$8.6
$10.5
$7.4
$17.1
2011
2012
2013
9 months 2013
9 months 2014

$1.00
$0.75
$0.50
$0.25
$0.00
$0.46
$0.71
$0.81
$0.62
$0.52
2011
2012
2013
9 months 2013
9 months 2014

$0.80
$0.60
$0.40
$0.20
$0.00
$0.30
$0.60
$0.63
$0.47
$0.54
2011
2012
2013
9 months 2013
9 months 2014

Independence Realty Trust

Core FFO per Share
IRT Financial Highlights

Revenue
NOI
Dividends per Share
($ in millions, except per share data)
Note: Refer to slide 22 for reconciliation of Core FFO and NOI to GAAP net income (loss).

Highlights

Strong Momentum in the Business
1
Disciplined Acquisition Strategy with Robust Pipeline
2
Strong Sponsorship and Alignment of Interest with IRT Stockholders
3
Attractive Dividend
4
5
Stable Portfolio in Supply-Constrained Markets

Appendix

For the Three-Month Periods Ended September 30		For the Nine-Month Periods Ended September 30	
	2014	2013	2014	2013
REVENUE:				
Rental income	$ 11,872	$ 4,259	$ 29,838	$ 12,655
Tenant reimbursement income	505	225	1,307	668
Other income	680	303	1,696	852
Total revenue	13,057	4,787	32,841	14,175
EXPENSES:				
Property operating expenses	6,152	2,414	15,725	6,820
General and administrative expenses	248	103	794	374
Asset management fees	445	4	1,092	165
Acquisition expenses	687	50	1,201	50
Depreciation and amortization expense	3,309	1,008	8,664	3,107
Total expenses	10,841	3,579	27,476	10,516
Operating income	2,216	1,208	5,365	3,659
Interest expense	(2,281)	(906)	(5,510)	(2,693)
Interest income	7	—	12	—
Gain (loss) on assets	—	—	2,882	—
Net income (loss):	(58)	302	2,749	966
Income allocated to preferred shares	—	(2)	—	(10)
(Income) loss allocated to noncontrolling interest	2	(45)	2	(649)
Net income (loss) allocable to common shares	$ (56)	$ 255	$ 2,751	$ 307
Earnings (loss) per share:				
Basic	$ 0.00	$ 0.03	$ 0.14	$ 0.08
Diluted	$ 0.00	$ 0.03	$ 0.14	$ 0.08
Weighted-average shares:				
Basic	24,011,540	7,643,540	19,004,591	3,875,331
Diluted	24,011,540	7,643,540	19,040,301	3,875,331

Independence Realty Trust

Income Statement 18 At September 30, 2014 ($ in millions, except per unit data)

As of September 30, 2014	As of December 31, 2013
ASSETS:		
Investments in real estate:		
Investments in real estate at cost	$ 444,050	$ 190,096
Accumulated depreciation	(20,848)	(15,775)
Investments in real estate, net	423,202	174,321
Cash and cash equivalents	34,786	3,334
Restricted cash	4,870	1,122
Accounts receivable and other assets	2,748	1,731
Intangible assets, net of accumulated amortization of $3,495 and $569, respectively	1,327	517
Deferred costs, net of accumulated amortization of $386 and $151, respectively	2,090	846
Total Assets	$ 469,023	$ 181,871
LIABILITIES AND EQUITY:		
Indebtedness	$ 253,833	$ 103,303
Accounts payable and accrued expenses	7,407	2,374
Accrued interest payable	30	63
Dividends payable	1,567	515
Other liabilities	1,205	708
Total Liabilities	264,042	106,963
Equity:		
Stockholders' equity:		
Preferred stock, $0.01 par value; 50,000,000 shares authorized, 0 and 0 shares issued and outstanding, respectively	—	—
Common stock, $0.01 par value; 300,000,000 shares authorized, 25,801,540 and 9,652,540 shares issued and outstanding, including 40,000 unvested restricted common share awards, as of September 30, 2014	258	96
Additional paid-in capital	213,006	78,112
Retained earnings (accumulated deficit)	(11,560)	(3,300)
Total shareholders' equity	201,704	74,908
Noncontrolling interests	3,277	—
Total Equity	204,981	74,908
Total Liabilities and Equity	$ 469,023	$ 181,871

Independence Realty Trust

Balance Sheet 19 At September 30, 2014 ($ in millions, except per unit data)

Mortgage Indebtedness

At September 30, 2014  ($ in millions, except per unit data)

Outstanding Principal

Carrying Amount

Effective Interest Rate

Maturity Date

Belle Creek Apartments $ 10,575 $ 10,575 2.4%(1) April 28, 2021
Berkshire Square Apartments 8,612 8,612 4.4%(3) January 1, 2021
Centrepoint Apartments 17,600 17,600 3.7%(2) January 1, 2019
Copper Mill Apartments 7,223 7,223 5.7% May 1, 2021
Crestmont Apartments 6,633 6,633 5.7% May 1, 2021
Cumberland Glen Apartments 6,781 6,781 5.7% May 1, 2021
Heritage Trace Apartments 5,405 5,405 5.7% May 1, 2021
Runaway Bay Apartments 10,081 10,081 3.6% November 1, 2022
Tresa at Arrowhead 27,500 27,500 2.4%(1) April 28, 2021
Reserve at Eagle Ridge 18,850 18,850 4.7% March 1, 2024
OKC Portfolio 45,189 47,025 2.8%(5) April 1, 2016
Kings’ Landing 21,200 21,200 4.0%(6) June 1, 2021
Crossings 15,313 15,313 3.9% June 1, 2024
Carrington Park 14,235 14,235 4.0% August 1, 2024
Arbors at the Reservoir 13,150 13,150 4.0% August 1, 2024
Walnut Hill 18,650 18,650 3.4% October 1, 2021

Total mortgage debt/Weighted-
Average $ 246,997 $ 248,833 3.7%

Secured Credit Facility 5,000 5,000 2.7%(4) October 25, 2016

Total indebtedness /Weighted-
Average $ 251,997 $ 253,833 3.7%

(1)      Floating rate at 225 basis points over 30-day LIBOR. As of September 30, 2014, 30-day LIBOR was 0.15%. Interest only payments are due monthly. These mortgages are held by RAIT.
(2)      Fixed rate. Interest only payments are due monthly. Beginning February 1, 2015, principal and interest payments are required based on a 30-year amortization schedule.
(3)      Fixed Rate. Interest only payments are due monthly. Beginning February 1, 2016, principal and interest payments are required based on a 30-year amortization schedule.
(4)      Floating rate at 250 basis points over 30-day LIBOR. As of September 30, 2014, 30-day LIBOR was 0.15%. Interest only payments are due monthly. As of September 30, 2014, we were in compliance with all financial covenants contained in the credit facility.
(5)      Contractual interest rate is 5.6%. The debt was assumed and recorded at a premium that will be amortized to interest expense over the remaining term. Principal and interest payments are required based on a
30-year amortization schedule.
(6)      Fixed Rate. Interest only payments are due monthly. Beginning June 1, 2017, principal and interest payments are required based on a 30-year amortization schedule.

For the Three-Month Period Ended September 30,				For the Nine-Month Period Ended September 30,			
	2014		2013		2014		2013	
	Amount	Per Share (2)	Amount	Per Share (3)	Amount	Per Share (2)	Amount	Per Share (3)
Funds From Operations:								
Net income (loss)	$(58)	$(0.00)	$302	$0.04	$2,749	$0.14	$966	$0.15
Adjustments:								
Income allocated to preferred shares	-	-	(2)	(0.00)	-	-	(10)	(0.00
Income allocated to preferred units	2	-	(45)	(0.00)	2	-	(220)	(0.03)
Real estate depreciation and amortization	3,309	0.14	1,008	0.13	8,664	0.46	3,107	0.49
Funds From Operations	$3,253	$0.14	$1,263	$0.17	$11,415	$0.60	$3,843	$0.61
Core Funds From Operations:								
Funds From Operations	$3,253	$0.14	$1,263	$0.17	$11,415	$0.60	$3,843	$0.61
Adjustments:								
Acquisition fees and expenses	687	0.03	50	0.00	1,201	0.07	50	0.01
Equity based compensation	31	0.00	-	-	174	0.02	-	-
(Gains) losses on assets	-	-	-	-	(2,882)	(0.17)	-	-
Core Funds From Operations	$3,971	$0.17	$1,313	$0.17	$9,908	$0.52	$3,893	$0.62

(1) We believe that FFO and Core FFO, each of which is a non-GAAP financial measure, are additional appropriate measures of the operating performance of a REIT and us in particular. We compute FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT, as net income or loss allocated to common shares (computed in accordance with GAAP), excluding real estate-related depreciation and amortization expense, gains or losses on sales of real estate and the cumulative effect of changes in accounting principles. Core FFO is a computation made by analysts and investors to measure a real estate company's operating performance by removing the effect of items that do not reflect ongoing property operations, including acquisition expenses, expensed costs related to the issuance of shares of our common stock, gains or losses on real estate transactions and equity-based compensation expenses, from the determination of FFO. We incur acquisition expenses in connection with acquisitions of real estate properties and expense those costs when incurred in accordance with U.S. GAAP. As these expenses are one-time and reflective of investing activities rather than operating performance, we add back these costs to FFO in determining Core FFO. Our calculation of Core FFO differs from the methodology used for calculating Core FFO by some other REITs and, accordingly, our Core FFO may not be comparable to Core FFO reported by other REITs. Our management utilizes FFO and Core FFO as measures of our operating performance, and believes they are also useful to investors, because they facilitate an understanding of our operating performance after adjustment for certain non-cash items, such as depreciation and amortization expenses, and with respect to Core FFO, acquisition expenses and pursuit costs that are required by GAAP to be expensed but may not necessarily be indicative of current operating performance and that may not accurately compare our operating performance between periods. Furthermore, although FFO, Core FFO and other supplemental performance measures are defined in various ways throughout the REIT industry, we also believe that FFO and Core FFO may provide us and our investors with an additional useful measure to compare our financial performance to certain other REITs. We also use Core FFO for purposes of determining the quarterly incentive fee, if any, payable to our advisor. Neither FFO nor Core FFO is equivalent to net income or cash generated from operating activities determined in accordance with GAAP. Furthermore, FFO and Core FFO do not represent amounts available for management's discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties. Neither FFO nor Core FFO should be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flow from operating activities as a measure of our liquidity.

(2) Based on 24,011,540 and 19,040,301 weighted-average shares outstanding-diluted for the three and nine-month periods ended September 30, 2014.

(3) Based on 7,643,540 and 6,309,900 weighted-average shares outstanding-diluted for the three and nine-month periods ended September 30, 2013. Weighted-average shares include 5,274,900 limited partnership units that were exchanged for common stock on May, 2013.

Non-GAAP Financial Measures: FFO and CFFO (1) 21 At September 30, 2014 ($ in millions, except per unit data)